UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2006
Double Eagle Petroleum Co.

(Exact name of registrant as specified in its charter)

Maryland	000-6529	83-0214692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Overland Trail (P. O. Box 766), Casper, Wyoming 82601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (307) 237-9330
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Investor Presentation
Corporate Profile, Letter to Shareholders & Description of Projects
Company Retains Monarch Capital Consultants for Investor Relations Outreach

Item 7.01. Regulation FD Disclosure.
     Attached hereto as Exhibit 99.1 is the Investor Presentation that Double Eagle Petroleum Co. (the “Company”) intends to discuss and/or otherwise disclose to prospective investors.
     Attached hereto as Exhibit 99.2 are the Corporate Profile, Letter to Shareholders and Description of Projects to be included with the Company’s Form 10-K to constitute the Company’s Annual Report to Shareholders. The Company may provide this information to prospective investors prior to the general mailing to the shareholders.
     Attached hereto as Exhibit 99.3 is the Press Release entitled “Double Eagle Petroleum Co. Retains Monarch Capital Consultants for Investor Relations Outreach”.
Item 9.01. Financial Statements and Exhibits.
     Exhibit 99.1 Investor Presentation.
     Exhibit 99.2 Corporate Profile, Letter to Shareholders, and Description of Projects.
     Exhibit 99.3 Press Release, dated April 7, 2006, entitled “Double Eagle Petroleum Co. Retains Monarch Capital Consultants for Investor Relations Outreach.”
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2006	DOUBLE EAGLE PETROLEUM CO.

	By:	/s/ David C. Milholm
David C. Milholm Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Investor Presentation

Exhibit 99.2	Corporate Profile, Letter to Shareholders, and Description of Projects

Exhibit 99.3	Double Eagle Petroleum Co. Retains Monarch Capital Consultants for Investor Relations Outreach

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